Revenue	12 Months Ended
Dec. 31, 2012
Revenue

3. Revenue

Revenue for the years ended December 31 consisted of the following (in millions):

	2012	2011	2010
Product revenue:
Royalties	$0.7	$2.7	$1.6
Azactam®	(0.5)	0.9	27.2
Maxipime®	—	0.4	8.2
Prialt®	—	—	6.1

Total product revenue	0.2	4.0	43.1
Contract revenue	—	—	1.0

Total revenue	$0.2	$4.0	$44.1

Royalties of $0.7 million (2011: $2.7 million; 2010: $1.6 million) relate to legacy products previously owned by us.

We ceased distributing Azactam and Maxipime in 2010. The revenue and adjustments for these products in 2011 and 2012 relates to adjustments to discounts and allowances associated with sales prior to the cessation of distribution. We divested our Prialt assets and rights in May 2010.